SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                   BONDED MOTORS, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

    (1)  Title of each class of securities to which transaction applies:

       -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

       -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

       -----------------------------------------------------------------------

    (5)  Total fee paid:

       -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

       -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

       -----------------------------------------------------------------------

    (3)  Filing Party:

       -----------------------------------------------------------------------

    (4)  Date Filed:

       ----------------------------------------------------------------------

                             BONDED MOTORS, INC.
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON APRIL 21, 1997


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bonded Motors, Inc., a California corporation (the "Company"), will be held on Monday, April 21, 1997 at 2:00 p.m., local time, at the LAX Marriott Hotel, located at 5855 W. Century Boulevard, Los Angeles, California for the following purposes:

1.To elect the following nominees to serve as directors for the ensuing year and until their successors are elected: Aaron Landon, Paul Sullivan, Buddy Mercer, Edward T. Bradford, Richard Funk and Cornelius P. McCarthy III;

2.To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1997; and

3.To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 12, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

BY ORDER OF THE BOARD OF DIRECTORS


Aaron Landon
President and Chief Executive Officer
Los Angeles, California
March 21, 1996

                             BONDED MOTORS, INC.
                           7522 South Maie Avenue
                           Los Angeles, CA  90001

                               PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bonded Motors, Inc., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The information set forth herein is furnished by the Company and is being sent to the Company's stockholders on or about March 21, 1996.

Date, Time and Place of Annual Meeting

     The Annual Meeting will be held at the LAX Marriott Hotel, located at 5855 W. Century Boulevard, Los Angeles, CA 90045 on April 21, 1997 at 2:00 P.M. local time.

Purpose

     The purpose of the Annual Meeting is to vote upon proposals: (i) to elect six directors to serve until their successors are duly elected; (ii) to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1997; and (iii) to transact such other business as may properly come before the meeting or any adjournments thereof.

Record Date and Outstanding Shares

     Stockholders of record of Common Stock at the close of business on March 12, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 3,002,940 shares of Common Stock issued and outstanding held by approximately 476 shareholders of record. See "Security Ownership of Certain Beneficial Owners and Management." The only person or entity known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock is Kennedy Capital Management, Inc., which owned approximately 9% of the Company's Common Stock.

     Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such holder.

Voting of Proxies

     Each holder of Common Stock has one vote for each share of Common Stock held. Each shareholder voting in the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected (six) multiplied by the number of votes to which the shareholder's shares are entitled, or distributing the shareholder's votes on the same principle among as many candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

     All shares of Common Stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not duly and timely revoked will be voted at the Annual

Meeting in accordance with the instructions indicated on such proxies. If no such instructions are indicated, such proxies will be voted (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

     If any other matters are properly presented for consideration at the Annual Meeting (or any adjournments or postponements thereof) including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed forms of proxy and voting thereunder will have the discretion to vote on such matters in accordance with their best judgment. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed forms of proxy will vote such proxy in accordance with their best judgment on such matter.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Bonded Motors, Inc., at 7522 South Maie Avenue, Los Angeles, CA 90001, Attention: Secretary or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date represented in person or by proxy. The Company intends to include abstentions as present or represented for purposes of establishing a quorum for the transaction of business and to include abstentions in the total number of votes represented and voting with respect to a proposal (other than election of directors). Accordingly, abstentions will have the same effect as a vote against a proposal.

     The Company intends to include broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business but to exclude broker non-votes from the calculation of shares represented and voting with respect to any proposal for which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal.

Solicitation of Proxies; Expenses

     The cost of this solicitation of the Company's stockholders will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owner. Proxies also may be solicited by certain directors, officers and employees of the Company personally or by telephone, telecopy or other means of communication. Such persons will not receive additional compensation.

                                Proposal No. 1
                            Election of Directors

     A Board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all proxies for the six nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees for whom the proxy holders will vote will be determined by the proxy holders. The term of office of each person elected as a director will continue until the Company's next Annual Meeting of Stockholders.

     The nominees for the Board of Directors and their ages as of March 12, 1997 are set forth below.

Name of Nominee            Age  Principal Occupation
---------------            ---  --------------------
Aaron Landon               55   Chairman, President and Chief Executive Officer
Paul Sullivan              53   Vice President of Finance and Administration,
                                Chief Financial Officer and Director
Buddy Mercer               53   Vice President of Operations, Chief Operating
                                Officer and Director
Edward T. Bradford         54   Investment Adviser
Richard Funk               60   Independent Consultant
Cornelius P. McCarthy III  37   Investment Banker
__________________

     Mr. Landon, the founder of the Company, has served as Chairman, President and Chief Executive Officer since 1971.

     Mr. Sullivan has served as the Company's Vice President of Finance and Administration since February 1994 and as Chief Financial Officer since January 1994. He also served as the Company's Controller from March 1989 to February 1994.

     Mr. Mercer has served as the Vice President of Operations and Chief Operating Officer of the Company since January 1994. He served as the Company's General Manager, responsible for overseeing all operations and sales, from January 1992 to January 1994. Mr. Mercer also served as the Company's Sales Manager from 1982 to January 1992.

     Mr. Bradford became a director of the Company on March 10, 1997. Since March 1984, he has been a principal of Bradford & Marzec, Inc., an investment management firm in Los Angeles.

     Mr. Funk has served as a director of the Company since its initial public offering in April 1996. Since January 1993, he has served as a consultant to automobile engine remanufacturing companies. Prior to 1993, Mr. Funk was the General Manager of Tam Engineering Corp., a large engine remanufacturer.

     Mr. McCarthy has served as a director of the Company since its initial public offering in April 1996. Since December 1996, he has been a Senior Vice President of Corporate Finance at Pennsylvania Merchant Group, an investment
banking firm.  From December 1993 to December             1996, he was a
Managing Director Corporate Finance of Laidlaw & Co., an investment banking firm. From December 1992 to December 1993, Mr. McCarthy was President and proprietor of McCarthy & Company, a financial consulting firm. From June 1988 to December 1992, Mr. McCarthy was a Vice President of Kemper Securities, Inc.

     There are no family relationships between any of the directors or the executive officers of the Company.

     Recommendation

     The Board of Directors recommends that shareholders vote FOR each of the Company's nominees for director.

     Vote Required

     The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect.

Board Meetings and Committees

     The Board of Directors of the Company held a total of two meetings during the fiscal year ended December 31, 1996. All directors attended each of the Board meetings.

     The Board has established an Audit Committee and Compensation Committee.
The Audit Committee consists of Messrs. Funk and McCarthy.   The Audit
Committee reviews the Company's auditing procedures and examines other methods of financial and compliance controls as appropriate. The Compensation Committee consists of Messrs. Funk and McCarthy. The Compensation Committee has the authority to fix salaries and bonuses of the Company's officers, approve compensation plans for other employees and, except as otherwise provided by the Board, administer the Company's stock option plans. The Audit Committee and the Compensation Committee each held one meeting in 1996.

Compensation of Directors

     During 1996, the Company granted to each director of the Company who was not an employee of the Company options to purchase 1,500 shares of Common Stock, exercisable at the fair market value at the date of grant, pursuant to the Company's Non-Employee Directors' Stock Option Plan ("Directors' Plan"). Each non-employee director of the Company was also entitled to be paid $750 for, and reimbursed for their out-of-pocket expenses associated with, each meeting of the Board of Directors and committees attended. All directors are eligible to participate in the Company's 1996 Incentive Stock Plan
("1996 Plan"). Employee directors receive no additional cash compensation for service as directors.

     In February 1996, the Company entered into a consulting agreement with The Angeloff Company pursuant to which The Angeloff Company rendered financial advisory services to the Company related to its initial public offering for which The Angeloff Company received a fee of $30,000. The Company also at that time entered into an advisory agreement with The Angeloff Company under which it received $50,000. Dann V. Angeloff, the President and founder of The Angeloff Company, served as a director of the Company from April 1996 until November 1996. During 1996, Mr. Angeloff also received a nonstatutory stock option to acquire 5,000 shares of the Company's Common Stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Based solely on its review of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to officers, directors and 10% shareholders were satisfied.

Executive Officers

     The executive officers of the Company, their ages as of March 12, 1997 and their positions are set forth below.

Name             Age  Position
----             ---  --------
Aaron Landon     55   Chairman, President and Chief Executive Officer
Paul Sullivan    53   Vice President of Finance and Administration, Chief
                      Financial Officer and Director
Buddy Mercer     53   Vice President of Operations, Chief Operating Officer and
                      Director

Executive Compensation

      The following table sets forth certain information regarding compensation paid by the Company in year ended December 31, 1996 to the Company's executive officers.

                           Summary Compensation Table

                                        Annual Compensation
                                        -------------------
                                                             Other Annual
Name and Principal Position       Year  Salary($)  Bonus($)  Compensation($)
---------------------------       ----  ---------  --------  ---------------
Aaron Landon,
  President                       1996   156,000     --          --
Paul Sullivan,
  Vice President of Finance
  and Administration              1996    84,000     --         7,974(1)
Buddy Mercer,
  Vice President of Operations    1996   114,000   30,000
__________
(1)     Consists of life and health insurance premiums paid for Mr. Sullivan

     The following table sets forth each grant of stock options made during the year ended December 31, 1996 to the Company's executive officers.

              Option Grants in the Year Ended December 31, 1996

                            Individual Grants
                            -----------------
                                  Percentage of
                  Number of          Options/
                  Securities        Granted to
                  Underlying       Employee in       Exercise or
                  Options/         Fiscal Year      Bases Price   Expiration
Name              Granted(#)            (%)            ($/sh)        Date
----              ----------       -------------     -----------  -----------
Aaron Landon       137,500              55%            $6.05      3/16/2001
Paul Sullivan       30,000              12%            $5.50      3/16/2001

     The following table provides information with respect to exercise of options during the year ended December 31, 1996 and unexercised options held as of December 31, 1996.

              Aggregated Option Exercises in Last Fiscal Year and Option Values
                                                  Number of                Value of unexercised
               Shares                        unexercised options           in-the-money options
               Acquired on   Value           at December 31, 1996          at December 31, 1996
Name           Exercise(#)  Realized($)  Exercisable/Unexercisable(#)  Exercisable/Unexercisable($)
----           -----------  -----------  ----------------------------  ----------------------------
Aaron Landon       -            --                 0/137,500                    0/$680,625
Paul Sullivan      -            --                 0/ 30,000                    0/$165,000

Employment Agreements

     In January 1996, the Company entered into separate employment agreements with each of Aaron Landon, Buddy Mercer and Paul Sullivan. The term of employment is three years, and the agreements provide for an annual salary base of $156,000, $114,000 and $84,000 to Messrs. Landon, Mercer and Sullivan, respectively. The Company has the right to retain the employee as a consultant for a period of two years after the end of his employment. The Company's Board of Directors also may grant bonuses or increase the base salary payable to any executive. In addition to his cash compensation, Mr. Landon receives an automobile allowance. Messrs. Landon, Mercer and Sullivan each receive additional benefits, including those generally provided to other employees of the Company.

Stock Option Plans

     In January 1996, the Company adopted the 1996 Plan, which provides for the issuance of options to employees, officers and directors of, and consultants to, the Company ("Eligible Participants") to purchase up to an aggregate of 400,000 shares of Common Stock, subject to adjustment under certain circumstances. Options granted under the 1996 Plan may be either "incentive stock options" ("ISOs") as defined by Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options ("NSOs").

     The 1996 Plan is administered by the Board of Directors and/or an executive compensation committee of the Board (the "Committee"). The Committee must be composed of not less than two members of the Board of Directors, each of whom has not been, during the one year prior to service as a member of the Committee, or is not, during such service, granted or awarded options pursuant to the 1996 Plan. The Committee has sole discretion and authority, consistent with the provisions of the 1996 Plan, to grant ISOs or NSOs, determine in good faith the fair market value of the shares, select the eligible participants to whom options will be granted under the 1996 Plan, construe and interpret the 1996 Plan, promulgate, amend and rescind rules and regulations for the administration thereof, and make such other determinations which are necessary and advisable for the 1996 Plan's administration.

     The exercise price of ISOs to be granted under the 1996 Plan will be no less than the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value with respect to ISO optionees who own at least 10% of the outstanding Common Stock). As respects NSOs, the exercise price shall be determined by the Committee and may be no less than 85% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value with respect to NSO optionees who own at least 10% of the outstanding Common Stock). The Committee has the authority to determine the time or times at which options granted under the 1996 Plan become exercisable, but options expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding Common Stock). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment or between six months and one year in the event of termination by reason of death or disability. Options to be granted under the 1996 Plan may be exercisable in cash or by delivery to the Company of shares of Common Stock.

     In January 1996, the Company also adopted the Directors' Plan, which provides for the issuance of options to be automatically granted to directors of the Company who are not employees of the Company. An aggregate of 50,000 shares of Common Stock, subject to adjustment under certain circumstances, are reserved for issuance under the Directors' Plan. The Directors' Plan is administered by the Board of Directors. The exercise price of options to be granted under the Directors' Plan will be no less than the fair market value of a share of Common Stock on the date the option is granted. The options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by a director while serving as a director of the Company or within three months after termination of service or within six months or one year in the event of termination by reason of disability or death, respectively.

Certain Transactions

     As of March 1, 1996, the Company repaid in full borrowings by the Company from Aaron Landon using proceeds from its new credit facility. At December 31, 1995, the Company was indebted to Aaron Landon in the principal amount of approximately $918,000 pursuant to the terms of an installment note dated July 15, 1995, due on demand. Interest on the principal amount of the indebtedness was at rates per annum between 3.25% above the Federal Home Loan Board Index and 10%. The Company was required to make monthly principal and interest payments of at least $6,000. The note evidenced amounts borrowed by the Company for working capital purposes.

     The Company leases its principal production facility from The Landon Family Trust. The term of the lease is 25 years and terminates on January 31, 2015. The lease provides for a monthly rental of $8,000 and monthly rent increases at five-year intervals based on increases in the Consumer Price Index. The lease also provides for indemnification of the lessor arising from claims caused by, among other things, any hazardous substance whether caused by the Company's use of the premises or by a prior use of the premises.

The Company believes that the terms of the lease are at least as favorable to the Company as those which could be otherwise obtained in a transaction between the Company and an unrelated third party.

     The Company purchases cores from a relative of Aaron Landon. Total purchases were $462,000 and $94,000 in the years ended December 31, 1996 and 1995, respectively. No amounts were outstanding in relation to these purchases by the Company at December 31, 1996 or 1995.

     In March 1994, the Company granted to each of Paul Sullivan and Buddy Mercer an option to purchase up to 100,000 shares of the Common Stock at an exercise price of $1 per share, the then fair market value as determined by the Board of Directors. The options were exercised in full in December 1995 through the issuance of notes in favor of the Company, which are secured by certain collateral. The notes bear interest at 8% per annum and mature on December 7, 2002.

     In 1990, Louis Landon, Aaron Landon's father, provided to the Company a non-interest bearing loan, payable on demand, in the amount of $100,000. Upon Louis Landon's death, the note became the property of his estate and the loan is outstanding. Aaron Landon is the sole executor of the estate.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 12, 1997 for (i) each director and director nominee of the Company; (ii) each executive officer;
(iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares; and (iv) all directors and executive officers as a group. Except pursuant to applicable community property laws or as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Beneficial Owner (1)                      Number of Shares  Percentage of Total
--------------------                      ----------------  -------------------
Percentage of Total
-------------------

Aaron Landon(1)                             1,400,000               46.6%
Paul Sullivan                                 112,000                3.7%
Buddy Mercer                                  100,000                3.3%
Edward T. Bradford                               -                    *
Richard Funk                                     -                    *
Cornelius P. McCarthy III                        -                    *
Kennedy Capital Management                    273,700                9.1%
10829 Olive Blvd.
St. Louis, MO 63141
All directors and executive officers as a   1,612,000               53.6%
group (6 persons)
_________________
* Represents less than 1% of the total number of shares of Common Stock outstanding.

(1) Consists of 1,400,000 shares held by The Landon Family Trust, The Aaron P. Landon Annuity Trust and The Maude M. Landon Annuity Trust. Aaron Landon and Maude Landon, his wife, are trustees and/or co-trustees of the trusts.

                                Proposal No. 2
                         Ratification of Appointment
                           of Independent Auditors

     The Board has selected KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that the stockholders vote "FOR" ratification of such selection. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to ratify the Board's selection. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are to be available to respond to appropriate questions.

                                Other Matters

     The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

                Deadline for Receipt of Stockholder Proposals
                           For 1998 Annual Meeting

     Proposals that are intended to be presented by stockholders at the 1998 Annual Meeting of Stockholders must be received by the Company not later than November 21, 1997, in order that they may be considered for inclusion in the proxy statement and form of proxy related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Aaron Landon
President and Chief Executive Officer

                                  APPENDIX A

PROXY

                             BONDED MOTORS, INC.
                Proxy for 1997 Annual Meeting of Shareholders
                                April 21, 1997

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Bonded Motors, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1997 Annual Meeting of Shareholders of the Company to be held on Monday, April 21, 1997 at 2:00 p.m., local time, at the LAX Marriott Hotel, 5855 W. Century Boulevard, Los Angeles, California, and hereby revokes all previous proxies and appoints Buddy Mercer, Paul Sullivan and Aaron Landon, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side.

1.  Election of Directors:

         [_]     FOR all the nominees listed below (except as indicated).

         [_]     WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

AARON LANDON, PAUL SULLIVAN, BUDDY MERCER, EDWARDT. BRADFORD, RICHARD FUNK, CORNELIUS P. McCARTHY III

2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending December 31, 1996.

                         FOR      AGAINST     ABSTAIN
                         [_]        [_]         [_]

(Continued and to be signed on reverse side)

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

I plan to attend the meeting.      [_]

                                      Dated____________________________, 1997

                                      Signature:

                                      -----------------------------------

                                      Signature:

                                      -----------------------------------

                                      -----------------------------------

(This proxy should be marked, dated and signed by each shareholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.